UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2016

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Jackson Avenue North Suite 102, Minneapolis, Minnesota      55343

(Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code: 952-930-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 21, 2016, the United States District Court for the Central District of California dismissed with prejudice all claims asserted by the lead plaintiffs in a securities class action lawsuit commenced against Appliance Recycling Centers of America, Inc. (“ARCA” or the "Company") and certain current and former officers of the Company on March 6, 2015, by Jason Feola, individually and as a representative of a class consisting of purchasers of the Company’s common stock between March 15, 2012 and February 11, 2015.

Plaintiffs have the right to appeal the Court’s dismissal within 30 days of the final judgment.

The press release issued by the Company announcing the dismissal of the lawsuit is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description of Document
99.1	Press Release issued by the Company dated October 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2016	APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

	By:	/s/ Tony Isaac
Tony Isaac
Chief Executive Officer